UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 28, 2006

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422               11-2234952
(State or Other Jurisdiction of     (Commission File     (I.R.S. Employer
 Incorporation)                      Number)              Identification No.)

                 80 Arkay Drive, Hauppauge, New York      11788
              (Address of principal executive offices)  (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Items 2.01 - Completion of Acquisition or Disposition of Assets

On April 28, 2006, Standard Microsystems Corporation (SMSC) completed and submitted to certain former shareholders of OASIS SiliconSystems Holding AG (OASIS) its calculation of the contingent consideration due to them pursuant to the Share Purchase Agreement dated as of March 30, 2005 (the "Share Purchase Agreement") by and among the shareholders of OASIS, SMSC, and SMSC GmbH (now known as SMSC Europe GmbH), a wholly owned subsidiary of SMSC. On or before May 12, 2006, SMSC or SMSC Europe GmbH will pay approximately $12.4 million in cash and 162,422 shares in SMSC common stock to certain former shareholders of OASIS as additional consideration for the acquisition of OASIS. Such additional consideration was contingent upon satisfaction of certain post-acquisition performance goals by the former OASIS business as described in Article IV of the Share Purchase Agreement. The source of the cash used for these payments will be existing balances. SMSC's calculations are final and binding on the former OASIS shareholders unless challenged in accord with Article IV of the Share Purchase Agreement within three (3) months from April 28, 2006. The Share Purchase Agreement is Exhibit 2.1 to SMSC's Form 8-K filed on April 5, 2005, and the acquisition was completed on March 30, 2005. There are no material relationships between SMSC and the former OASIS shareholders other than in respect of the transaction, and that many of them have remained as employees of SMSC or its subsidiaries.


Item 3.02 - Unregistered Sale of Equity Securities

SMSC will issue 162,422 unregistered shares of its common stock to former shareholders of OASIS as the contingent consideration described in Item 2.01 above. These shares will be issued in reliance on an exemption from registration under Section 4 (2) of the Securities Act of 1933.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  May 4, 2006                     By:   /s/ DAVID S. SMITH
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                                             David S. Smith
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


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